Rule 22c-2 Agreement (the “Agreement”)

THIS AGREEMENT is entered into as of April 16, 2007, by and between Calvert Distributors, Inc. (“CDI”), as principal underwriter for each of the registered investment companies and their series within the Calvert Group of Funds other than any “excepted fund” as defined in Securities and Exchange Commission (“SEC”) Rule 22c-2(b) under the Investment Company Act of 1940 (each a “Fund” and, collectively, the “Funds”), and Farmers New World Life Insurance Company, an insurance company domiciled in the State of Washington, (“Intermediary”), with an effective date of October 16, 2007.

WHEREAS, CDI is the principal underwriter for the Funds;

WHEREAS, CDI and the Intermediary agree that any request made prior to the effective date of this Agreement to the Intermediary by CDI for Shareholder transaction information, and the Intermediary’s response to such request, shall be governed by whatever practices CDI and the Intermediary had utilized in the absence of a formal agreement, if any, to govern such request;

WHEREAS, the Intermediary issues certain variable life insurance and variable annuity contracts (the “Contracts”) that are supported by Farmers Annuity Separate Account A and Farmer Variable Life Separate Account A (the “Separate Accounts”);

WHEREAS, the Separate Accounts have been established by the Intermediary to invest assets attributable to the Contracts in shares of the Funds;

WHEREAS, the Intermediary purchases and redeems Shares of the Funds on behalf of the Separate Accounts to fund the Contracts in accordance with Shareholder directions and the terms of the Contracts;

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”) requires the Funds, or CDI as underwriter on behalf of the Funds, to enter into a shareholder information agreement with each financial intermediary, as defined by Rule 22c-2, of the Funds;

WHEREAS, CDI has identified Intermediary as a financial intermediary of the Funds; and

WHEREAS, this Agreement sets forth the terms and conditions for information sharing for the Funds in accordance with Rule 22c-2.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, CDI, on behalf of the Funds, and Intermediary hereby agree as follows:

a.	Definitions. For purposes of this Agreement:

i.	The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the Investment Company Act of 1940 that are held by the Intermediary.

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ii.	The term “Shareholder” means the owner of interests in a Contract issued by the Intermediary, or a participant in an employee benefit plan with a beneficial interest in a Contract.

iii.

The term “Shareholder-Initiated Transfer Purchase” means, with respect to a Fund, a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to the Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to the Fund as a result of “dollar cost averaging” programs, Intermediary-approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) step-ups in Contract value pursuant to a Contract living benefit; (v) allocation of assets to the Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (vi) pre-arranged transfers at the conclusion of a required free look period.

iv.

The term “Shareholder-Initiated Transfer Redemption” means, with respect to a Fund, a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of the Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of the Fund as a result of annuity payouts, loans, systematic withdrawal programs, Intermediary-approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of the Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

v.	The term “written” includes electronic writings and facsimile transmissions.

b.

Agreement to Provide Shareholder Information. Intermediary agrees to provide CDI or its designee, upon written request from CDI, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”)[1], or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account(s), and the amount, date, and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through one or more account(s) maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by CDI, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

[1]

According to the IRS’ website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number from the Social Security Administration. Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

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i.

Period Covered by Request. Requests must set forth a specific period for which transaction information is sought, which will not exceed ninety (90) calendar days of transaction information. CDI or its designee will not request transaction information older than ninety (90) days from the date of the request unless CDI deems it necessary to investigate compliance with policies established by the applicable Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by such Fund.

ii.

Timing of Requests. CDI requests for Shareholder information shall be made no more frequently than quarterly except as CDI deems necessary to investigate compliance with policies established by the applicable Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by such Fund.

iii.

Form and Timing of Response. Intermediary agrees to provide, promptly upon request of CDI or its designee, the requested information specified in section b. above. If requested by CDI or its designee, Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in section b. above is itself a financial intermediary (“Indirect Intermediary”) and, upon further request of CDI or its designee promptly either: (i) provide (or arrange to have provided to CDI, or its designee) the information set forth in section b. above for those Shareholders who hold an account with an Indirect Intermediary, or (ii) restrict or prohibit the Indirect Intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the applicable Fund. In such instance, Intermediary agrees to inform CDI or its designee whether Intermediary plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by CDI and Intermediary. To the extent practicable, the format for any transaction information provided to CDI or its designee should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an “Indirect Intermediary” has the same meaning as in Rule 22c-2.

iv.

Limitations on Use of Information. CDI agrees that CDI and its designees will not use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

c.

Agreement to Restrict Trading. Intermediary agrees to execute written instructions from CDI or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by CDI or its designee as having engaged in transactions of the applicable Fund’s Shares (directly or indirectly through the

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Intermediary’s account) that violate market timing or frequent trading policies established by such Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by such Fund. Unless otherwise directed by CDI, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to CDI or its designee, in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

Harris Mortensen, Director of Insurance Operations

3003 - 77th Ave. SE, Mercer Island, WA 98040

Phone: (206) 236-6601; Fax: (206)275-8047

i.

Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is (are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, CDI or its designee agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the Contract owner that violated the applicable Fund’s policies relating to eliminating or reducing any dilution of the value of such Fund’s outstanding Shares.

ii.	Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

iii.

Confirmation by Intermediary. Intermediary must provide written confirmation to CDI that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

d.

Construction of the Agreement; Fund Participation Agreements. CDI and Intermediary have entered into one or more Fund participation agreements (“Participation Agreements”) between or among them for the purchase and redemption of Shares of certain Funds by the Intermediary in connection with the Contracts. This Agreement amends those Participation Agreements. To the extent the terms of this Agreement directly conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

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e.	Termination. This Agreement will terminate upon the termination of the Participation Agreements.

f.

Indemnification. CDI agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney’s fees) arising in connection with a third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a Shareholder’s TIN, ITIN, or GII or the specific individual Contract owner number or participant account number associated with the Shareholder that was provided to CDI or its designee in response to a request for Shareholder information pursuant to the terms of this Agreement.

g.

Reimbursement. CDI agrees to reimburse Intermediary for reasonable costs associated with complying with CDI’s written requests for data that (i) has previously been delivered to CDI by the Intermediary during the twelve month period immediately preceding the date of the request and (ii) is older than ninety (90) days from the date of request.

h.

Force Majeure. CDI, any designee of CDI, and Intermediary are excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of CDI, CDI’s designee, and Intermediary including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

i.

Dispute Resolution. CDI and Intermediary hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Unless otherwise mutually agreed in writing by CDI and Intermediary, said determination by the arbitrator shall become final and binding 3 days after the arbitrator’s ruling. Arbitration costs and expenses shall be borne equally by CDI and Intermediary. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

CALVERT DISTRIBUTORS, INC., principal underwriter for the Funds

By:	/s/ William M. Tartikoff, Esq.
Name:	William M. Tartikoff, Esq.
Title:	General Counsel/SUP

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	/s/ Brian F. Kreger, Esq.
Name:	Brian F. Kreger, Esq.
Title:	Vice President, General Counsel and Corporate Secretary

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Rule 22c-2 Agreement (the “Agreement”)

THIS AGREEMENT is entered into as of April 16, 2007, by and between Dreyfus Service Corporation, on behalf of itself and on behalf of those funds for which it serves as distributor, (as referred to as the “Funds” or “Dreyfus”), and Farmers New World Life Insurance Company, an insurance company domiciled in the State of Washington, (“Intermediary”), with an effective date of October 16, 2007.

WHEREAS, the Funds and the Intermediary agree that any request made prior to the effective date of this Agreement to the Intermediary by the Funds for Shareholder transaction information, and the Intermediary’s response to such request, shall be governed by whatever practices the Funds and the Intermediary had utilized in the absence of a formal agreement, if any, to govern such request;

WHEREAS, the Intermediary issues certain variable life insurance and variable annuity contracts (the “Contracts”) that are supported by Farmers Annuity Separate Account A and Farmer Variable Life Separate Account A (the “Separate Accounts”);

WHEREAS, the Separate Accounts have been established by the Intermediary to invest assets attributable to the Contracts in shares of the Funds;

WHEREAS, the Intermediary purchases and redeems Shares of the Funds on behalf of the Separate Accounts to fund the Contracts in accordance with Shareholder directions and the terms of the Contracts;

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”) requires the Funds to enter into a shareholder information agreement with each financial intermediary, as defined by Rule 22c-2, of the Funds;

WHEREAS, the Funds have identified Intermediary as a financial intermediary of the Funds; and

WHEREAS, this Agreement sets forth the terms and conditions for information sharing for the Funds in accordance with Rule 22c-2.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Dreyfus and Intermediary hereby agree as follows:

a.	Definitions. For purposes of this Agreement:

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i.	The term “Fund” includes Dreyfus and the Funds and any designee of Dreyfus and of the Funds. The term not does include any “excepted funds” as defined in Rule 22c-2(b).[1]

ii.

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

iii.	The term “Shareholder” means the owner of interests in a Contract issued by the Intermediary, or a participant in an employee benefit plan with a beneficial interest in a Contract.

iv.

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to the Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to the Fund as a result of “dollar cost averaging” programs, Intermediary-approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) step-ups in Contract value pursuant to a Contract living benefit; (v) allocation of assets to the Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (vi) pre-arranged transfers at the conclusion of a required free look period.

v.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of the Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of the Fund as a result of annuity payouts, loans, systematic withdrawal programs, Intermediary-approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of the Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

vi.	The term “written” includes electronic writings and facsimile transmissions.

[1]

As defined in SEC Rule 22c-2(b), the term “excepted fund” means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

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b.

Agreement to Provide Shareholder Information. Intermediary agrees to provide the Fund or its designee, upon written request from the Fund, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“TIN”)[2], or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account(s), and the amount, date, and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through one or more account(s) maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

i.

Period Covered by Request. Requests must set forth a specific period for which transaction information is sought, which will not exceed ninety (90) calendar days of transaction information. The Fund or its designee will not request transaction information older than ninety (90) days from the date of the request unless the Fund deems it necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

ii.

Form and Timing of Response. Intermediary agrees to provide, promptly, but not later than ten (10) business days, upon request of the Fund or its designee, the requested information specified in section b. above. If requested by the Fund or its designee, Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in section b. above is itself a financial intermediary (“Indirect Intermediary”) and, upon further request of the Fund or its designee promptly either: (i) provide (or arrange to have provided to the Fund, or its designee) the information set forth in section b. above for those Shareholders who hold an account with an Indirect Intermediary, or (ii) restrict or prohibit the Indirect Intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. In such instance, Intermediary agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund and Intermediary. To the extent practicable, the format for any transaction information provided to the Fund or its designee should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an “Indirect Intermediary” has the same meaning as in Rule 22c-2.

[2]

According to the IRS’ website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number from the Social Security Administration. Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

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iii.

Limitations on Use of Information. The Fund agrees that the Fund and its designees will not use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

c.

Agreement to Restrict Trading. Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Intermediary’s account) that violate market timing or frequent trading policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to Fund or its designee, in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

Harris Mortensen, Director of Insurance Operations

3003 - 77th Ave. SE, Mercer Island, WA 98040

Phone: (206) 236-6601; Fax: (206)275-8047

i.

Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is (are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide (through the Fund or its designee) to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the Contract owner that violated the Fund’s policies relating to eliminating or reducing any dilution of the value of the Fund’s outstanding Shares.

ii.	Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

iii.

Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

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d.

Construction of the Agreement; Fund Participation Agreements. The Fund and Intermediary have entered into one or more Fund participation agreements (“Participation Agreements”) between or among them for the purchase and redemption of Shares of the Fund by the Intermediary in connection with the Contracts. This Agreement amends those Participation Agreements. To the extent the terms of this Agreement directly conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

e.	Termination. This Agreement will terminate upon the termination of the Participation Agreements.

f.

Indemnification. The Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney’s fees) arising in connection with third party claim or action brought against Intermediary as a result of any incorrect instructions received by Intermediary from the Fund or its designee to restrict a Shareholder’s transactions or any unauthorized disclosure by the Fund or its designee of a Shareholder’s TIN, ITIN, or GII or the specific individual Contract owner number or participant account number associated with the Shareholder that was provided to the Fund or its designee in response to a request for Shareholder information pursuant to the terms of this Agreement.

g.

Force Majeure. Fund, Fund’s designee, and Intermediary are excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of Fund, Fund’s designee, and Intermediary including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

h.

Dispute Resolution. Fund and Intermediary hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Unless otherwise mutually agreed in writing by Fund and Intermediary, said determination by the arbitrator shall become final and binding 3 days after the arbitrator’s ruling. Arbitration costs and expenses shall be borne equally by Fund and Intermediary. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

DREYFUS SERVICE CORPORATION

By:	/s/ Matthew Perrone
Name:	Matthew Perrone
Title:	EVP

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	/s/ Brian F. Kreger
Name:	Brian F. Kreger
Title:	VP & General Counsel

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April 25, 2007

Karen O’Donnell

Legal Department

Farmers New World Life Insurance

3003-77th Ave.-SE

Mercer Island, WA 98040

Re: 22c-2 Agreement

Dear Ms. O’Donnell:

Enclosed, please find one (1) fully executed 22c-2 Agreement for the following:

Farmers New World Life Insurance Company

Please feel free to contact me at 401-292-5692 with any questions.

Sincerely,
/s/ Sharon Salter
Sharon Salter
Senior Risk Officer

Enclosure

Fidelity Investments Institutional	100 Salem Street
Services Company, Inc.	Smithfield, RI 02917

Rule 22c-2 Agreement (the “Agreement”)

THIS AGREEMENT is entered into as of April 16, 2007, by and between Fidelity Distributors Corporation (“Underwriter”), on behalf of the Variable Insurance Product Funds (the “Fund”) and Farmers New World Life Insurance Company, an insurance company domiciled in the State of Washington, (“Intermediary”), with an effective date of October 16, 2007.

WHEREAS, Underwriter is the Fund’s principal underwriter;

WHEREAS, Underwriter and Intermediary agree that any request made prior to the effective date of this Agreement to the Intermediary by the Fund for Shareholder transaction information, and the Intermediary’s response to such request, shall be governed by whatever practices the Fund and the Intermediary had utilized in the absence of a formal agreement, if any, to govern such request;

WHEREAS, the Intermediary issues certain variable life insurance and variable annuity contracts (the “Contracts”) that are supported by Farmers Annuity Separate Account A and Farmer Variable Life Separate Account A (the “Separate Accounts”);

WHEREAS, the Separate Accounts have been established by the Intermediary to invest assets attributable to the Contracts in shares of the Fund;

WHEREAS, the Intermediary purchases and redeems Shares of the Fund on behalf of the Separate Accounts to fund the Contracts in accordance with Shareholder directions and the terms of the Contracts;

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”) requires the Fund, or Underwriter on behalf of the Fund, to enter into a shareholder information agreement with each financial intermediary, as defined by Rule 22c-2, of the Fund;

WHEREAS, the Fund has identified Intermediary as a financial intermediary of the Fund; and

WHEREAS, this Agreement sets forth the terms and conditions for information sharing for the Fund in accordance with Rule 22c-2.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Underwriter and Intermediary hereby agree as follows:

a. Definitions. For purposes of this Agreement:

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i.	The term “Fund” includes Underwriter and/or any designee of Underwriter. The term not does include any “excepted funds” as defined in Rule 22c-2(b).[1]

ii.

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

iii.	The term “Shareholder” means the owner of interests in a Contract issued by the Intermediary, or a participant in an employee benefit plan with a beneficial interest in a Contract.

iv.

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to the Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to the Fund as a result of “dollar cost averaging” programs, Intermediary-approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) step-ups in Contract value pursuant to a Contract living benefit; (v) allocation of assets to the Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (vi) pre-arranged transfers at the conclusion of a required free look period.

v.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of the Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of the Fund as a result of annuity payouts, loans, systematic withdrawal programs, Intermediary-approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of the Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

vi.	The term “written” includes electronic writings and facsimile transmissions.

[1]

As defined in SEC Rule 22c-2(b), the term “excepted fund” means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

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b. Agreement to Provide Shareholder Information. Intermediary agrees to provide the Fund or its designee, upon written request from the Fund, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”)2, or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account(s), and the amount, date, and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through one or more account(s) maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions. Upon further request by the Fund, Intermediary agrees to determine promptly whether any investment professionals are associated with any Shareholder(s) account which has been identified by the Fund as having violated policies established by the Fund. Intermediary agrees to notify Underwriter if any investment professional associated with the account was associated with other accounts that have been identified by the Fund as having violated policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

i.

Period Covered by Request. Requests must set forth a specific period for which transaction information is sought, which will not exceed ninety (90) calendar days of transaction information. The Fund or its designee will not request transaction information older than ninety (90) days from the date of the request unless the Fund deems it necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

ii.

Timing of Requests. Fund requests for Shareholder information shall be made no more frequently than monthly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

iii.

Form and Timing of Response. Intermediary agrees to provide, promptly upon request of the Fund or its designee, but in any event no later than ten business days after receipt of a request, the requested information specified in section b. above. If requested by the Fund or its designee, Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in section b. above is itself a financial intermediary (“Indirect Intermediary”) and, upon further request of the Fund or its designee promptly either: (i) provide (or arrange to have provided to the Fund, or its designee) the information set forth in section b. above for those Shareholders who hold an account with an Indirect Intermediary, or (ii)

[2]

According to the IRS’ website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number from the Social Security Administration. Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

WO 713943.2

restrict or prohibit the Indirect Intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. In such instance, Intermediary agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund and Intermediary. To the extent practicable, the format for any transaction information provided to the Fund or its designee should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an “Indirect Intermediary” has the same meaning as in Rule 22c-2.

iv.

Limitations on Use of Information. The Underwriter agrees that the Underwriter and its designees will not use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

c. Agreement to Restrict Trading. Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Intermediary’s account) that violate market timing or frequent trading policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at a mutually agreed upon address.

i.

Supporting Documentation and Assistance. Upon Intermediary request, Underwriter agrees to provide to Intermediary, in writing, (i) information regarding those trades of a Shareholder that violated the Fund’s trading policies; and (ii) reasonable assistance in communicating to/with any Shareholder whose trading has been restricted pursuant to this section regarding the trade restrictions and/or prohibitions implemented hereunder. Intermediary will share such information with the affected Shareholder and such activity shall not be a breach of this Agreement.

ii.

Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is (are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide (through the Fund or its designee) to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the Contract owner that violated the Fund’s policies.

WO 713943.2

iii.	Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten (10) business days after receipt of the instructions by the Intermediary.

iv.

Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

d.

Construction of the Agreement; Fund Participation Agreements. The Fund and Intermediary have entered into one or more Fund participation agreements (“Participation Agreements”) between or among them for the purchase and redemption of Shares of the Fund by the Intermediary in connection with the Contracts. This Agreement amends those Participation Agreements. To the extent the terms of this Agreement directly conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

e.	Termination. This Agreement will terminate upon the termination of the Participation Agreements.

f.

Indemnification. The Underwriter agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney’s fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a Shareholder’s TIN, ITIN, or GII or the specific individual Contract owner number or participant account number associated with the Shareholder that was provided to the Fund or its designee in response to a request for Shareholder information pursuant to the terms of this Agreement.

g.

Reimbursement. Fund agrees to reimburse Intermediary for reasonable costs associated with complying with written requests for data that has already been requested by Fund in any one year period and data requested by Fund that is older than ninety (90) days from the date of request.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

FIDELITY DISTRIBUTORS CORPORATION, on behalf of Variable Insurance Products Funds

By:	/s/ Willet Pruett
Name:
Title:

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FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	/s/ Brian F. Kreger, Esq.
Name:	Brian F. Kreger, Esq.
Title:	Vice President, General Counsel and Corporate Secretary

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Rule 22c-2 Agreement (the “Agreement”)

THIS AGREEMENT is entered into as of April 16, 2007, by and between Goldman Sachs Variable Insurance Trust (the “Fund”), Goldman Sachs & Co. (the “Distributor”), which distributes Fund shares, and Farmers New World Life Insurance Company, an insurance company domiciled in the State of Washington, (the “Intermediary”), with an effective date of October 16, 2007.

WHEREAS, The Fund and the Intermediary agree that any request made prior to the effective date of this Agreement to the Intermediary by the Fund for Shareholder transaction information, and the Intermediary’s response to such request, shall be governed by whatever practices the Fund and the Intermediary had utilized in the absence of a formal agreement, if any, to govern such request;

WHEREAS, the Intermediary issues certain variable life insurance and variable annuity contracts (the “Contracts”) that are supported by Farmers Annuity Separate Account A and Farmer Variable Life Separate Account A (the “Separate Accounts”);

WHEREAS, the Separate Accounts have been established by the Intermediary to invest assets attributable to the Contracts in shares of the Fund;

WHEREAS, the Intermediary purchases and redeems Shares of the Fund on behalf of the Separate Accounts to fund the Contracts in accordance with Shareholder directions and the terms of the Contracts;

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”) requires the Fund to enter into a shareholder information agreement with each financial intermediary, as defined by Rule 22c-2, of the Fund;

WHEREAS, the Fund have identified the Intermediary as a financial intermediary of the Fund; and

WHEREAS, this Agreement sets forth the terms and conditions for information sharing for the Fund in accordance with Rule 22c-2.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Fund and Intermediary hereby agree as follows:

a. Definitions. For purposes of this Agreement:

i.

The terms “Fund,” individually, and “Funds,” collectively, shall mean the Distributor, Goldman Sachs Variable Insurance Trust and each of its separately designated series, with the exception of any series of the Goldman Sachs Variable Insurance Trust that would be deemed an “excepted fund,” as such term is defined in Rule 22c-2(b) under the Investment Company Act of 1940 (the “1940 Act”).

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V500 7

ii.

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

iii.	The term “Shareholder” means the owner of interests in a Contract issued by the Intermediary, or a participant in an employee benefit plan with a beneficial interest in a Contract.

iv.

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to the Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to the Fund as a result of “dollar cost averaging” programs, Intermediary-approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) step-ups in Contract value pursuant to a Contract living benefit; (v) allocation of assets to the Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (vi) pre-arranged transfers at the conclusion of a required free look period.

v.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of the Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of the Fund as a result of annuity payouts, loans, systematic withdrawal programs, Intermediary-approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of the Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

vi.	The term “written” includes electronic writings and facsimile transmissions.

vii.

The term “promptly” as used in section b shall mean as soon as practicable but in no event later than ten (10) business days from the Intermediary’s receipt of the request for information from the Fund or its designee.

b.

Agreement to Provide Shareholder Information. The Intermediary agrees to provide the Fund or its designee, upon written request from the Fund, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account(s), and the amount, date, and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through one or more account(s) maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

WO 715522.1

i.

Period Covered by Request. Requests must set forth a specific period for which transaction information is sought, which will not exceed ninety (90) calendar days of transaction information. The Fund or its designee will not request transaction information older than ninety (90) days from the date of the request unless the Fund deems it necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by a Fund.

ii.

Timing of Requests. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

iii.

Form and Timing of Response. The Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in section b. above. If requested by the Fund or its designee, the Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in section b. above is itself a financial intermediary (“Indirect Intermediary”) and, upon further request of the Fund or its designee promptly either: (i) provide (or arrange to have provided to the Fund, or its designee) the information set forth in section b. above for those Shareholders who hold an account with an Indirect Intermediary, or (ii) restrict or prohibit the Indirect Intermediary from purchasing, in nominee name on behalf of other persons, securities issued by a Fund. In such instance, the Intermediary agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund and the Intermediary. To the extent practicable, the format for any transaction information provided to the Fund or its designee should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an “Indirect Intermediary” has the same meaning as in Rule 22c-2.

iv.

Limitations on Use of Information. The Fund agrees that the Fund and its designees will not use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

WO 715522.1

c.

Agreement to Restrict Trading. The Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Intermediary’s account) that violate market timing or frequent trading policies established by a Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by a Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by the Intermediary at the following address, or such other address that Intermediary may communicate to Fund or its designee, in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

Harris Mortensen, Director of Insurance Operations

3003 - 77th Ave. SE, Mercer Island, WA 98040

Phone: (206) 236-6601; Fax: (206)275-8047

i.

Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is (are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, the Fund agrees to provide (through the Fund or its designee) to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the Contract owner that violated the Fund’s policies relating to eliminating or reducing any dilution of the value of the Fund’s outstanding Shares.

ii.	Timing of Response. The Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

iii.

Confirmation by Intermediary. The Intermediary must provide written confirmation to the Fund that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

d.

Applicability to Affiliates. The Intermediary acknowledges and agrees that the Intermediary has identified and/or will identify to the Fund all persons affiliated with the Intermediary and known to the Intermediary who meet the definition of “financial intermediary” under Rule 22c-2. In the event that any such person is not so identified, such person shall be deemed to be subject to the terms and conditions of this Agreement until such person has entered into a separate agreement with the Fund.

WO 715522.1

e.

Construction of the Agreement; Fund Participation Agreements. The Fund and Intermediary have entered into one or more Fund participation agreements (“Participation Agreements”) between or among them for the purchase and redemption of Shares of the Fund by the Intermediary in connection with the Contracts. This Agreement amends those Participation Agreements. To the extent the terms of this Agreement directly conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

f.

Indemnification. Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney’s fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a Shareholder’s TIN, ITIN, or GII or the specific individual Contract owner number or participant account number associated with the Shareholder that was provided to the Fund or its designee in response to a request for Shareholder information pursuant to the terms of this Agreement.

g.

Reimbursement. Fund agrees to reimburse Intermediary for reasonable costs associated with complying with written requests for data that has already been requested by Fund in any one year period and data requested by Fund that is older than ninety (90) days from the date of request.

h.	Assignment. Neither party may assign the Agreement, or any of the rights, obligations, or liabilities under the Agreement, without the written consent of the other party.

i.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which shall together constitute one and the same instrument.

j.

Dispute Resolution. The Fund and the Intermediary hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Unless otherwise mutually agreed in writing by Fund and Intermediary, said determination by the arbitrator shall become final and binding 3 days after the arbitrator’s ruling. Arbitration costs and expenses shall be borne equally by Fund and Intermediary. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

WO 715522.1

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

GOLDMAN SACHS & CO.

By:	/s/ Jess Cole
Name:	Jess Cole
Title:	MD

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	/s/ Brian F. Kreger
Name:	Brian F. Kreger, Esq.
Title:	Vice President, General Counsel and Corporate Secretary

WO 715522.1

Rule 22c-2 Agreement (the “Agreement”)

THIS AGREEMENT is entered into as of April 16, 2007, by and between Janus Aspen Series, an open-end management investment company organized as a Delaware business trust (the “Funds”), Janus Capital Management LLC, a Delaware limited liability corporation (the “Advisor”), Janus Distributors LLC, a Delaware limited liability corporation (the “Distributor”) (as referred to together, Funds, Advisor and Distributor are “Janus”), and Farmers New World Life Insurance Company, an insurance company domiciled in the State of Washington, (“Intermediary”), with an effective date of October 16, 2007.

WHEREAS, the Funds and the Intermediary agree that any request made prior to the effective date of this Agreement to the Intermediary by the Funds for Shareholder transaction information, and the Intermediary’s response to such request, shall be governed by whatever practices the Funds and the Intermediary had utilized in the absence of a formal agreement, if any, to govern such request;

WHEREAS, the Intermediary issues certain variable life insurance and variable annuity contracts (the “Contracts”) that are supported by Farmers Annuity Separate Account A and Farmer Variable Life Separate Account A (the “Separate Accounts”);

WHEREAS, the Separate Accounts have been established by the Intermediary to invest assets attributable to the Contracts in shares of the Funds;

WHEREAS, the Intermediary purchases and redeems Shares of the Funds on behalf of the Separate Accounts to fund the Contracts in accordance with Shareholder directions and the terms of the Contracts;

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”) requires the Funds, or the Distributor on behalf of the Funds, to enter into a shareholder information agreement with each financial intermediary, as defined by Rule 22c-2, of the Funds;

WHEREAS, the Funds have identified Intermediary as a financial intermediary of the Funds; and

WHEREAS, this Agreement sets forth the terms and conditions for information sharing for the Funds and the Distributor in accordance with Rule 22c-2.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Janus and Intermediary hereby agree as follows:

a.	Definitions. For purposes of this Agreement:

WO 713934.2

i.	The term “Fund” includes Janus and any designee of Janus. The term not does include any “excepted funds” as defined in Rule 22c-2(b).[1]

ii.

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

iii.	The term “Shareholder” means the owner of interests in a Contract issued by the Intermediary, or a participant in an employee benefit plan with a beneficial interest in a Contract.

iv.

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to the Fund (a “purchase”), but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to the Fund as a result of “dollar cost averaging” programs, Intermediary-approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) step-ups in Contract value pursuant to a Contract living benefit; (v) allocation of assets to the Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (vi) pursuant to pre-arranged transfers at the conclusion of a required free look period.

v.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of the Fund (a “redemption”), but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of the Fund as a result of annuity payouts, loans, systematic withdrawal programs, Intermediary-approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of the Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit or living benefit from a Contract.

vi.	The term “written” includes electronic writings and facsimile transmissions.

[1]

As defined in SEC Rule 22c-2(b), the term “excepted fund” means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

WO 713934.2

b.

Agreement to Provide Shareholder Information. Intermediary agrees to provide the Fund or its designee, upon written request from the Fund, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”)[2], or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account(s), and the amount, date, and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through one or more account(s) maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

i.

Period Covered by Request. Requests must set forth a specific period for which transaction information is sought, which will not exceed ninety (90) calendar days of transaction information. The Fund or its designee will not request transaction information older than ninety (90) days from the date of the request unless the Fund deems it necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

ii.

Timing of Requests. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

iii.

Form and Timing of Response. Intermediary agrees to provide promptly, upon request of the Fund or its designee, but in no event, later than ten (10) business days after receipt of a request, the requested information specified in section b. above. If requested by the Fund or its designee, Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in section b. above is itself a financial intermediary (“Indirect Intermediary”) and, upon further request of the Fund or its designee promptly either: (i) provide (or arrange to have provided to the Fund, or its designee) the information set forth in section b. above for those Shareholders who hold an account with an Indirect Intermediary, or (ii) restrict or prohibit the Indirect Intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. In such instance,

[2]

According to the IRS’ website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number from the Social Security Administration. Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

WO 713934.2

Intermediary agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund and Intermediary. To the extent practicable, the format for any transaction information provided to the Fund or its designee should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an “Indirect Intermediary” has the same meaning as in Rule 22c-2.

iv.

Limitations on Use of Information. The Fund agrees that the Fund and its designees will not use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

c.

Agreement to Restrict Trading. Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Intermediary’s account) that violate market timing or frequent trading policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to Fund or its designee, in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

Harris Mortensen, Director of Insurance Operations

3003 - 77th Ave. SE, Mercer Island, WA 98040

Phone: (206) 236-6601; Fax: (206)275-8047

i.

Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is (are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide (through the Fund or its designee) to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the Contract owner that violated the Fund’s policies relating to eliminating or reducing any dilution of the value of the Fund’s outstanding Shares.

WO 713934.2

ii.	Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

iii.

Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

d.

Construction of the Agreement; Fund Participation Agreements. Fund and Intermediary have entered into one or more Fund participation agreements and/or Distribution and Shareholder Servicing and/or similar types of agreements (“Participation Agreements”) between or among them for the purchase and redemption of Shares of the Fund by the Intermediary in connection with the Contracts. This Agreement amends those Participation Agreements. To the extent the terms of this Agreement directly conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

e.	Termination. This Agreement will terminate upon the termination of the Participation Agreements.

f.

Indemnification. Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney’s fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure, by the Fund, of a Shareholder’s TIN, ITIN, or GII or the specific individual Contract owner number or participant account number associated with the Shareholder that was provided to the Fund or its designee in response to a request for Shareholder information pursuant to the terms of this Agreement.

g.

Reimbursement. Fund agrees to reimburse Intermediary for reasonable costs associated with complying with written requests for data older than one (1) year from the date of request, provided the parties are able to agree to mutually acceptable terms with respect to the reimbursement.

WO 713934.2

h.

Force Majeure. Fund, Fund’s designee, and Intermediary are excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of Fund, Fund’s designee, and Intermediary including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

i.

Dispute Resolution. Fund and Intermediary hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Unless otherwise mutually agreed in writing by Fund and Intermediary, said determination by the arbitrator shall become final and binding 3 days after the arbitrator’s ruling. Arbitration costs and expenses shall be borne equally by Fund and Intermediary. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

[Remainder of page intentionally left blank. Signature page follows.]

WO 713934.2

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

JANUS ASPEN SERIES

By:	/s/ Stephanie Grauerhozi-Lofton
Name:	Stephanie Grauerhozi-Lofton
Title: Vice President

JANUS CAPITAL MANAGEMENT LLC

By:	/s/ Russell P. Shipman
Name:	Russell P. Shipman
Title:	SUP & Managing Director

JANUS DISTRIBUTORS LLC

By:	/s/ Russell P. Shipman
Name:	Russell P. Shipman
Title: SUP & Managing Director

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	/s/ Brian F. Kreger
Name: Brian F. Kreger, Esq.
Title: Vice President, General Counsel and Corporate Secretary

WO 713934.2

AMERICAN FUNDS RULE 22c-2 AGREEMENT

WHEREAS, American Funds Service Company (“AFS”) serves as transfer agent for the American Funds group of mutual funds (the “Funds”);

WHEREAS, the financial intermediary that has executed this American Funds Rule 22c-2 Agreement (“Intermediary”) submits trades on behalf of indirect intermediaries that maintain on the books of AFS one or more omnibus accounts that hold shares of the Funds on behalf of its customers that are invested in the Funds and for which the indirect intermediary maintains individual accounts;

WHEREAS, pursuant to Rule 22c-2 under the Investment Company Act of 1940, the Funds are required to enter into an agreement with Intermediary under which Intermediary is required to provide the Funds, upon request, with certain shareholder and account information and to prohibit transactions that violate each Fund’s prospectus;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereby agree as follows:

(1) Shareholder Information

(a)

Agreement to Provide Information. Intermediary agrees to provide AFS, upon written request, (1) the taxpayer identification number (“TIN”), if known, of any or all Shareholder(s) of the account, (2) the amount and date of any transaction in the account, (3) the name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and (4) the transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Fund Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by AFS, Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases and Shareholder-Initiated Transfer Redemptions.

(i)

Period Covered by Request. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. AFS may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

Rev. 03-24-2009

(ii)

Form and Timing of Response. Intermediary agrees to transmit the requested information that is on its books and records to AFS or its designee promptly, but in any event not later than 10 business days after receipt of a request. If the requested information is not on the Intermediary’s books and records, Intermediary agrees to: (A) provide or arrange to provide to AFS the requested information from shareholders who hold an account with an indirect intermediary; and (B) if directed by AFS, block further purchases of Fund Shares from such indirect intermediary. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to AFS should be consistent with the NSCC Standardized Data Reporting Format.

(iii)	Limitations on Use of Information. AFS agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediary.

(b)

Agreement to Restrict Trading. Intermediary agrees to execute written instructions from AFS to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by AFS as having engaged in transactions of the Funds’ Shares (directly or indirectly through the Intermediary’s account) that violate policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

(i)

Form of Instructions. Instructions must include TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(ii)	Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

(iii)

Confirmation by Intermediary. Intermediary must provide written confirmation to AFS that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after the instructions have been executed.

(c)	Definitions. For purposes of this paragraph:

(i)

The term “provide or arrange to provide” means if the record keeping is not done on the books of Intermediary, you will provide AFS with the name of the individual or entity performing the record keeping or assist AFS in working with the client to obtain the information through another means.

Rev. 03-24-2009

(ii)	The term “Fund” includes the fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.[1]

(iii)

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Funds under the Investment Company Act of 1940 that are held by the Intermediary. “Shares” also refers to unit ownership within a variable annuity or variable life insurance contract issued by a financial intermediary and for which one or more of the Funds serve as underlying investments.

(iv)

The term “Shareholder” means (A) the Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner of Shares, or (B) the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name, or (C) the owner of a variable annuity or variable life insurance contract issued by a financial intermediary and for which one or more of the Funds serve as underlying investments.

(v)

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as part of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as part of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) as pre-arranged transfers at the conclusion of a required free look period.

(vi)

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers

[1]

As defined in SEC Rule 22c-2(b), the term “excepted fund” means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

Rev. 03-24-2009

of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

(vii)	The term “written” includes electronic writings and facsimile transmissions.

(viii)	The term “indirect intermediary” has the same meaning as in SEC Rule 22c-2 under the Investment Company Act.

(2) Indemnification. AFS agrees to indemnify and hold Intermediary harmless from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorneys’ fees) arising in connection with a third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder’s taxpayer identification number provided to AFS in response to a request for information pursuant to the terms of this Agreement (“Losses” ). AFS shall not be liable for Losses unless the Intermediary has provided adequate written notice to AFS promptly after the summons or other first legal process. In addition, AFS will be entitled to participate in, at its own expense, or shall be entitled to assume the defense thereof, consistent with the terms of the Participation Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date below.

AMERICAN FUNDS SERVICE COMPANY		FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:	/s/ Angela M. Mitchell	By:	/s/ Harris Mortensen
	Angela M. Mitchell	Print Name:	Harris Mortensen
	Secretary	Title:	HEAD OF SERVICE OPERATIONS
	4/4/2016	Date:

Rev. 03-24-2009

AMERICAN FUNDS RULE 22c-2 AGREEMENT

WHEREAS, American Funds Service Company (“AFS”) serves as transfer agent for the American Funds group of mutual funds (the “Funds”);

WHEREAS, the financial intermediary that has executed this American Funds Rule 22c-2 Agreement (“Intermediary”) submits trades on behalf of indirect intermediaries that maintain on the books of AFS one or more omnibus accounts that hold shares of the Funds on behalf of its customers that are invested in the Funds and for which the indirect intermediary maintains individual accounts;

WHEREAS, pursuant to Rule 22c-2 under the Investment Company Act of 1940, the Funds are required to enter into an agreement with Intermediary under which Intermediary is required to provide the Funds, upon request, with certain shareholder and account information and to prohibit transactions that violate each Fund’s prospectus;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereby agree as follows:

(1) Shareholder Information

(a)

Agreement to Provide Information. Intermediary agrees to provide AFS, upon written request, (1) the taxpayer identification number (“TIN”), if known, of any or all Shareholder(s) of the account, (2) the amount and date of any transaction in the account, (3) the name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and (4) the transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Fund Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by AFS, Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases and Shareholder-Initiated Transfer Redemptions.

(i)

Period Covered by Request. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. AFS may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

(ii)

Form and Timing of Response. Intermediary agrees to transmit the requested information that is on its books and records to AFS or its designee promptly, but in any event not later than 10 business days after receipt of a request. If the requested information is not on the Intermediary’s books and records, Intermediary agrees to: (A) provide or arrange to provide to AFS the requested information

Rev. 03-24-2009

from shareholders who hold an account with an indirect intermediary; and (B) if directed by AFS, block further purchases of Fund Shares from such indirect intermediary. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to AFS should be consistent with the NSCC Standardized Data Reporting Format.

(iii)	Limitations on Use of Information. AFS agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediary.

(b)

Agreement to Restrict Trading. Intermediary agrees to execute written instructions from AFS to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by AFS as having engaged in transactions of the Funds’ Shares (directly or indirectly through the Intermediary’s account) that violate policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

(i)

Form of Instructions. Instructions must include TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(ii)	Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

(iii)

Confirmation by Intermediary. Intermediary must provide written confirmation to AFS that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after the instructions have been executed.

(c)	Definitions. For purposes of this paragraph:

(i)

The term “provide or arrange to provide” means if the record keeping is not done on the books of Intermediary, you will provide AFS with the name of the individual or entity performing the record keeping or assist AFS in working with the client to obtain the information through another means.

Rev. 03-24-2009

(ii)	The term “Fund” includes the fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.[1]

(iii)

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Funds under the Investment Company Act of 1940 that are held by the Intermediary. “Shares” also refers to unit ownership within a variable annuity or variable life insurance contract issued by a financial intermediary and for which one or more of the Funds serve as underlying investments.

(iv)

The term “Shareholder” means (A) the Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner of Shares, or (B) the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name, or (C) the owner of a variable annuity or variable life insurance contract issued by a financial intermediary and for which one or more of the Funds serve as underlying investments.

(v)

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as part of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as part of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) as pre-arranged transfers at the conclusion of a required free look period.

(vi)

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers

[1]

As defined in SEC Rule 22c-2(b), the term “excepted fund” means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

Rev. 03-24-2009

of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

(vii)	The term “written” includes electronic writings and facsimile transmissions.

(viii)	The term “indirect intermediary” has the same meaning as in SEC Rule 22c-2 under the Investment Company Act.

(2) Indemnification. AFS agrees to indemnify and hold Intermediary harmless from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorneys’ fees) arising in connection with a third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder’s taxpayer identification number provided to AFS in response to a request for information pursuant to the terms of this Agreement (“Losses”). AFS shall not be liable for Losses unless the Intermediary has provided adequate written notice to AFS promptly after the summons or other first legal process. In addition, AFS will be entitled to participate in, at its own expense, or shall be entitled to assume the defense thereof, consistent with the terms of the Participation Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date below.

AMERICAN FUNDS SERVICE COMPANY		FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	/s/ Angela M. Mitchell	By:	/s/ Harris Mortensen
	Angela M. Mitchell	Print Name:	Harris Mortensen
	Secretory	Title:	HEAD OF SERVICE OPERATIONS
	4/4/2016	Date:

Rev. 03-24-2009